Other Non-Current Assets	12 Months Ended
Dec. 31, 2023
Other Non-Current Assets [Abstract]
Other Non-Current Assets	OTHER NON-CURRENT ASSETS

	Note	December 31, 2023	December 31, 2022
Convertible note receivable	11(a)	$25,200	$—
VAT receivables	7	13,394	18,800
Derivative assets	16(a)	496	525
Receivables from asset sales, net of loss allowance	11(a)	—	20,965
Investment in PGI	11(b)	—	2,294
Other		7,163	4,733
		$46,253	$47,317
(a)Bear Creek note receivable
In connection with the sale of Mercedes (note 5(a)), the Company had a promissory note receivable from Bear Creek for the Deferred Payment. On October 26, 2022, the Company and Bear Creek amended the terms of the Deferred Payment to, amongst other things, extend the maturity date of the promissory note to October 21, 2024 (the “Bear Creek Note”). On amendment, the Company recognized a modification gain of $1.9 million to reflect the adjusted amortized cost of the Bear Creek Note. The Bear Creek Note was subject to an annual interest rate of 15%, compounded annually, and monthly principal and interest payments were to commence on February 1, 2023. At December 31, 2022, the carrying amount of the Bear Creek Note was $25.3 million, of which $19.9 million was included in other non-current assets and $5.4 million was included in trade and other receivables.
In March 2023, the Company and Bear Creek entered into an amending agreement to amend the monthly repayment amounts under the Bear Creek Note (the “March 2023 Amendment”). Under the amended terms, the Company was to receive monthly repayments of $0.7 million commencing on March 3, 2023 until February 28, 2024. Commencing on March 31, 2024, the Company was to receive monthly repayments equal to the greater of 50% of Bear Creek’s monthly free cash flows and $0.7 million. The amendment did not have a material impact on the carrying amount of the Bear Creek Note. In addition to the monthly repayments, the March 2023 Amendment provided for the Company to receive 2.8 million common shares of Bear Creek upon regulatory approval. The Bear Creek shares receivable were accounted for as current derivative assets measured at FVTPL with a fair value of $1.4 million on initial recognition.
During the year ended December 31, 2023, the Company recognized an expected credit loss of $3.4 million in respect of the Bear Creek Note in other income (expense).
11.    OTHER NON-CURRENT ASSETS (CONTINUED)
(a)Bear Creek note receivable (continued)
On September 21, 2023, the shareholders of Bear Creek approved the issuance of a convertible note (the “Bear Creek Convertible Note”) to replace the Bear Creek Note and Bear Creek shares receivable. The Bear Creek Convertible Note was subsequently issued and became effective on October 19, 2023 (the “Effective Date”) upon Bear Creek obtaining the required approval from the TSX Venture Exchange. The Bear Creek Convertible Note bears interest at an annual interest rate of 7%, with monthly repayments of the accrued interest commencing November 30, 2023. The principal amount of the Bear Creek Convertible Note, upon issuance, was $26.6 million, representing the principal and interest outstanding on the Bear Creek Note on October 19, 2023, and is repayable at maturity. At any time on or prior to the maturity date of October 19, 2028, the Company has the option to convert any portion of the unpaid principal into common shares of Bear Creek, provided that any such conversion would not result in the Company holding more than 19.99% of Bear Creek’s total issued and outstanding common shares, at a conversion price of C$0.73 per share. Bear Creek may prepay any portion of the outstanding principal at any time after the second anniversary of the Effective Date, subject to a top-up cash payment based on the difference between the market price of Bear Creek’s common shares at the time of prepayment and the conversion price.
The replacement of the Bear Creek Note and Bear Creek shares receivable with the Bear Creek Convertible Note was accounted for as a substantial modification resulting in the de-recognition of the carrying amounts of the Bear Creek Note and the Bear Creek shares receivable and the recognition of the Bear Creek Convertible Note at its fair value. The Company recognized a gain of $2.3 million, calculated as the difference between the carrying amounts of the Bear Creek Note and the Bear Creek shares receivable derecognized of $22.5 million and $0.4 million, respectively, and the fair value of the Bear Creek Convertible Note of $25.2 million as of October 19, 2023.
Due to the Company’s conversion right, the contractual terms of the Bear Creek Convertible Note do not give rise on specific dates to cash flows that are SPPI. Accordingly, the Bear Creek Convertible Note is classified as subsequently measured at FVTPL with changes in fair value recognized in other income or expense. At December 31, 2023, the fair value of the Bear Creek Convertible Note included in other non-current assets was $25.2 million.
The fair value of the Bear Creek Convertible Note is determined using FINCAD’s convertible debt valuation model which reflects the values of the interest payments over the term, principal repayment at maturity and the conversion option feature. The estimated fair value is calculated based on the contractual terms of the Bear Creek Convertible Note and market-derived inputs including Bear Creek’s share price and share price volatility, and a market interest rate that reflects the risks associated with the financial instrument.
The Bear Creek Convertible Note is secured by a first-ranking interest on a pari passu basis over the shares and other equity interests held by Bear Creek in the entity that owns Mercedes, and a second-ranking interest over the shares and other equity interests held by Bear Creek in the entity that owns the Corani silver-lead zinc project.
(b)Investment in PGI
During the year ended December 31, 2023, the Company recognized a loss of $2.3 million in OCI on remeasurement of the fair value of its investment in PGI to nil. At December 31, 2023, the Company’s investment in PGI was nil (2022 – $2.3 million).